UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2024

Tesla, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	001-34756	91-2197729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Tesla Road

Austin, Texas 78725

(Address of Principal Executive Offices, and Zip Code)

(512) 516-8177

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	TSLA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At Tesla, Inc.’s (“Tesla”) 2024 Annual Meeting of Stockholders (the “Annual Meeting”) held on June 13, 2024, Tesla’s stockholders voted on the following twelve proposals and Tesla’s inspector of election certified the vote tabulations indicated below.

Proposal 1

The individuals listed below were elected as Class II directors at the Annual Meeting to serve on Tesla’s Board of Directors (“Board”) for a term of three years or until their respective successors are duly elected and qualified.

	For	Against	Abstained	Broker Non-Votes
James Murdoch	1,568,468,453	710,657,343	31,143,094	335,111,943
Kimbal Musk	1,814,064,783	468,987,640	27,216,467	335,111,943

Proposal 2

Proposal 2 was a management proposal to approve executive compensation on a non-binding advisory basis. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
1,834,794,743	449,639,303	25,834,844	335,111,943

Proposal 3

Proposal 3 was a management proposal to approve the redomestication of Tesla from Delaware to Texas by conversion. This proposal was approved. Approval of the proposal required the affirmative vote of each of:

•	the majority of outstanding shares of Tesla common stock entitled to vote on the proposal (the “Conversion Standard”),

and

•	the majority of the total votes of shares of Tesla common stock not owned, directly or indirectly, by Elon Musk or Kimbal Musk, represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal (the “Conversion Disinterested Standard”).

The results of the stockholder vote are reported below:

(1)	Pursuant to the Conversion Standard, the votes were as follows:

For	Against	Abstained	Broker Non-Votes
2,000,873,803	293,910,071	15,485,016	335,111,943

Accordingly, the votes cast in favor of approving Proposal 3 constituted approximately 63% of outstanding shares of Tesla common stock entitled to vote on the proposal.

(2)     Pursuant to the Conversion Disinterested Standard, the votes were as follows:

For	Against	Abstained	Broker Non-Votes
1,588,203,007	293,910,071	15,485,016	335,111,943

Accordingly, the votes cast in favor of approving Proposal 3 constituted approximately 84% of the total votes of shares of Tesla common stock not owned, directly or indirectly, by Elon Musk or Kimbal Musk, represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal.

Proposal 4

Proposal 4 was a management proposal to ratify the 100% performance-based stock option award to Elon Musk that was proposed to and approved by our stockholders in 2018. This proposal was approved. Approval of the proposal required the affirmative vote of each of:

•	the majority of the total votes of shares of Tesla common stock cast in person or by proxy at the Annual Meeting on the proposal, pursuant to the rules of The Nasdaq Stock Market LLC (the “NASDAQ Standard”),

and

•	the majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal, pursuant to Tesla’s amended and restated bylaws (the “Bylaws Standard”),

and

•	the majority of the total votes of shares of Tesla common stock not owned, directly or indirectly, by Elon Musk or Kimbal Musk, cast in person or by proxy at the Annual Meeting on the proposal, pursuant to the resolutions of the Board of Directors of Tesla (the “Ratification Disinterested Standard”).

The results of the stockholder vote are reported below:

(1)	Pursuant to the NASDAQ Standard, the votes were as follows:

For	Against	Broker Non-Votes
1,760,780,650	528,908,419	335,111,943

Accordingly, the votes cast in favor of approving Proposal 4 constituted approximately 77% of the total votes of shares of Tesla common stock cast in person or by proxy at the Annual Meeting on the proposal.

(2)	Pursuant to the Bylaws Standard, the votes were as follows:

For	Against	Abstained	Broker Non-Votes
1,760,780,650	528,908,419	20,579,821	335,111,943

Accordingly, the votes cast in favor of approving Proposal 4 constituted approximately 76% of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

(3)	Pursuant to the Ratification Disinterested Standard, the votes were as follows:

For	Against	Broker Non-Votes
1,348,109,854	528,908,419	335,111,943

Accordingly, the votes cast in factor of approving Proposal 4 constituted approximately 72% of all votes cast in person or by proxy at the Annual Meeting on the proposal, excluding votes of shares owned, directly or indirectly, by Messrs. Elon and Kimbal Musk.

Proposal 5

Proposal 5 was a management proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
2,545,112,670	66,178,057	34,090,106	0

Proposal 6

Proposal 6 was a non-binding advisory stockholder proposal regarding reduction of director terms to one year. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
1,231,680,337	1,044,766,276	33,822,277	335,111,943

Proposal 7

Proposal 7 was a non-binding advisory stockholder proposal regarding simple majority voting provisions in our governing documents. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
1,225,968,057	1,047,335,839	36,964,994	335,111,943

Proposal 8

Proposal 8 was a non-binding advisory stockholder proposal regarding annual reporting on anti-harassment and discrimination efforts. This proposal was not approved.

For	Against	Abstained	Broker Non-Votes
712,788,260	1,547,103,308	50,377,322	335,111,943

Proposal 9

Proposal 9 was a non-binding advisory stockholder proposal regarding adoption of a freedom of association and collective bargaining policy. This proposal was not approved.

For	Against	Abstained	Broker Non-Votes
462,903,318	1,783,899,772	63,465,800	335,111,943

Proposal 10

Proposal 10 was a non-binding advisory stockholder proposal regarding reporting on effects and risks associated with electromagnetic radiation and wireless technologies. This proposal was not approved.

For	Against	Abstained	Broker Non-Votes
84,116,666	2,156,432,223	69,720,001	335,111,943

Proposal 11

Proposal 11 was a non-binding advisory stockholder proposal regarding adopting targets and reporting on metrics to assess the feasibility of integrating sustainability metrics into senior executive compensation plans. This proposal was not approved.

For	Against	Abstained	Broker Non-Votes
229,393,871	2,025,404,233	55,470,786	335,111,943

Proposal 12

Proposal 12 was a non-binding advisory stockholder proposal regarding committing to a moratorium on sourcing minerals from deep sea mining. This proposal was not approved.

For	Against	Abstained	Broker Non-Votes
172,864,517	2,071,493,645	65,910,728	335,111,943

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESLA, INC.

By:	/s/Brandon Ehrhart
Brandon Ehrhart General Counsel and Corporate Secretary

Date: June 14, 2024